SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA LIFE INVESTMENT TRUST

In connection with the Semi-annual Report on Form N-CSR/S (Report) of the above-named issuer for the Funds for the period ended June 30, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date:  SEPTEMBER 1, 2005                                    /S/ KRISTI A. MATUS
       -----------------                                   ---------------------
                                                              Kristi A. Matus
                                                              President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA LIFE INVESTMENT TRUST

In connection with the Semi-annual Report on Form N-CSR/S (Report) of the above-named issuer for the Funds for the period ended June 30, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date: AUGUST 29, 2005                                         /S/ DEBRA K. DUNN
      ---------------                                        ------------------
                                                                Debra K. Dunn
                                                                Treasurer